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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. (S)1350,
                             AS ADOPTED PURSUANT TO
                    (S)906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Texas Eastern Transmission, LP ("Texas Eastern") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dorothy M. Ables, Senior Vice President, Finance & Administration and Chief Financial Officer of Duke Energy Gas Transmission Services, LLC, General Partner of Texas Eastern, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to
(S)906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of (S)13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Texas Eastern.


Dorothy M. Ables
Senior Vice President, Finance & Administration and Chief Financial Officer Duke Energy Gas Transmission Services, LLC
General Partner of Texas Eastern Transmission, LP
August 14, 2002